UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2012

Robbins & Myers, Inc.

(Exact name of Registrant as specified in its charter)

Ohio	001-13651	31-0424220
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10586 Highway 75 North, Willis, TX		77378
(Address of principal executive offices)		(Zip code)

936-890-1064

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 7, 2012, Robbins & Myers, Inc. issued a press release announcing that, in connection with its previously announced merger with National Oilwell Varco, Inc. (“NOV”), it and NOV (i) have each received a supplemental information request for information and documents from the Canadian Competition Bureau, and (ii) are in discussions with the United States Department of Justice (the “DOJ”) regarding a timing agreement to allow the DOJ additional time to complete its review of the pending merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits – See Index to Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROBBINS & MYERS, INC.

December 7, 2012	By:	/s/ Peter C. Wallace
	Name:	Peter C. Wallace
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

99	ADDITIONAL EXHIBITS

99.1	Press Release of Robbins & Myers, Inc. dated December 7, 2012.

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